SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 14, 2003
(Date of earliest event reported)

CONSOLIDATED WATER CO. LTD.

(Exact name of Registrant as specified in its charter)

Cayman Islands, B.W.I. (State of incorporation or organization)	0-25248 (Commission File No.)	Not Applicable (IRS Employer Identification No.)

Trafalgar Place, West Bay Road
P.O. Box 1114 GT
Grand Cayman, Cayman Islands, B.W.I.
(Address of principal executive offices)

(345) 945-4277
(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

     The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No	Title

99.1	Consolidated Water Co. Ltd. Press Release, issued August 14, 2003.

ITEM 9. REGULATION FD DISCLOSURE

In accordance with guidance from the Securities and Exchange Commission in Release No. 33-8216, this information is being furnished under both Item 9 (“Regulation FD Disclosure”) and Item 12 (“Results of Operations and Financial Condition”). This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

See Item 9 above.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED WATER CO. LTD.

By: /s/ Frederick W. McTaggart

Name: Frederick W. McTaggart
Title: President

Date: August 14, 2003

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EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated August 14, 2003